Exhibit 99.2
Second Quarter 2022 Investor Supplement

Product Developments

Security:
•Introduced Fastly Security Labs, a new program that empowers customers to be the first to test new detection and security features directly to the Security Product team, bolstering the quality of our Next-Gen WAF.
•Released in beta Fastly’s Observability Dashboard bringing end-to-end security, delivery, application and performance metrics into a unified view.
•Excited and proud to be a part of Apple’s new iCloud Private Relay service that’s designed to protect users’ privacy on the internet.
•Collaborated with Apple, Google and others to develop and standardize the technology behind Private Access Tokens to provide secure anonymity to end-users.
•Availability of HTTP/3 and QUIC deployments to customers at no additional charge, enabling faster response times, better performance, and built-in encryption with TLS 1.3.
Leading Innovation:
•Introduced Fastly’s new Object Store offering global, durable storage for compute functions at the edge.
•Unveiled our POP in New Zealand, building on our strategy of deploying fewer, more performant POPs worldwide.
Developer Relations:
•Acquired Glitch, a platform of 1.8 million developers, bringing together two of the world’s best ecosystems into a single, seamless developer experience to deliver globally performant, secure and reliable applications at scale.
Key Metrics Highlights

•Trailing 12 month net retention rate (NRR LTM)1 was 117% in the second quarter, up from 115% in the first quarter 2022.
•Dollar-Based Net Expansion Rate (DBNER)2 was 120% in the second quarter, up from 118% in the first quarter 2022.
•Total customer count was 2,894, of which 471 were enterprise customers.4
•Average enterprise customer spend of $730K in the second quarter, up 1% quarter-over-quarter.

Corporate Development

•Announced that the Board has named Todd Nightingale as CEO effective September 1, 2022. As previously announced, he will succeed Joshua Bixby, who will remain with the Company as an advisor. Nightingale joins Fastly from Cisco, where he currently serves as EVP and GM of Enterprise Networking & Cloud.
Customer and Partner Developments

•Peer-recognized as a Customers’ Choice in the 2022 Gartner Peer Insights “Voice of the Customer”: Global CDN; Fastly received the highest customer rating of 4.8 out of 5 stars and highest customer willingness to recommend (97%), as of February 2022
•A top Fortune 500 CRM company expanded its delivery requirements with Fastly for its enterprise customers.
•Parrot Analytics, the leader in helping companies value their entertainment content on a global scale, was drawn to Fastly’s solution stack from delivery to WAF, specifically with its GraphQL Inspection.
•Taboola, an online discovery platform serving over 300 billion content recommendations monthly, extended its Fastly edge delivery needs with Next-Gen WAF.
•E-commerce API platform Commerce Layer added Edge Rate Limiting product on top of its Fastly WAF install to improve its B2B offering.

Second Quarter 2022 Financial Highlights
•Total revenue of $102.5 million, representing flat sequential growth and 21% year-over-year growth.
•GAAP gross margin of 44.9%, compared to 52.6% in the second quarter of 2021. Non-GAAP gross margin of 50.4%, compared to 57.6% in the second quarter of 2021.
•GAAP net loss per basic and diluted shares of $0.14 compared to $0.51 in the second quarter of 2021. Non-GAAP net loss5 per basic and diluted shares of $0.23, compared to $0.15 in the second quarter of 2021.
•Repurchased $235.0 million in aggregate principal amount of convertible debt for $176.4 million, a 25% discount to par, resulting in recording a $54.4 million net gain.
Third Quarter and Full Year 2022 Guidance:

	Q3 2022	Full Year 2022
Total Revenue (millions)	$102 - $105	$415 - $425
Non-GAAP Operating Loss (millions)(5)	($21.5) - ($18.5)	($78) - ($72)
Non-GAAP Net Loss per share (6) (7)	($0.18) - ($0.15)	($0.68) - ($0.63)

Calculations of Key and Other Selected Metrics – Quarterly
(unaudited)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Total Customer Count	2,047	2,326	2,458	2,581	2,748	2,804	2,880	2,894
Enterprise Customer Count(4)	313	378	395	408	430	445	457	471
Enterprise Revenue % Total LTM	88%	88%	89%	89%	88%	88%	89%	88%
Enterprise Customer Average Spend LTM (in thousands)(8)	$753	$681	$705	$702	$698	$704	$722	$730
Net Retention Rate (NRR) Quarter(9)	122%	116%	110%	93%	112%	107%	114%	128%
Net Retention Rate (NRR) LTM(1)	141%	137%	135%	121%	114%	118%	115%	117%
Dollar-Based Net Expansion Rate (DBNER)(2)	147%	144%	141%	126%	118%	121%	118%	120%
Annual Revenue Retention Rate (ARR)(3)	—	99.3%	—%	—	—	99.2%	—%	—
Global Network Capacity	106 TB/sec	117 TB/sec	130 TB/sec	145 TB/sec	167 TB/sec	184 TB/sec	198 TB/sec	215 TB/sec
Countries	26	26	26	28	31	32	34	34
Markets	55	56	58	61	68	71	75	78

1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3 Annual revenue retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.
4 Enterprise customers are defined as those spending $100,000 or more in a twelve-month period.
5 For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this letter.
6 Assumes weighted average basic shares outstanding of 122.4 million in Q3 2022 and 121.8 million for the full year 2022.
7 Non-GAAP Net Loss per share is calculated as full-year Non-GAAP Net Loss divided by weighted average basic shares for the full year 2022.
8 Calculated based on trailing twelve-months.
9 Net Retention Rate measures the net change in monthly revenue from existing customers in the last month of the period (the “current" period month) compared to the last month of the same period one year prior (the “prior" period month). The revenue included in the current period month includes revenue from (i) revenue contraction due to billing decreases or customer churn, (ii) revenue expansion due to billing increases, but excludes revenue from new customers. We calculate Net Retention Rate by dividing the revenue from the current period month by the revenue in the prior period month.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; Fastly's strategies, product and business plans; and continued demand for future products from the combined Signal Sciences’ portfolio. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and additional information that will be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and other filings and reports that we may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, net gain on extinguishment of debt and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, other income (expense), net, and income taxes.
Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without the acquisition-related expenses when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Amortization of acquired intangible assets is included in the following cost and expense line items of our GAAP presentation: cost of revenue and sales and marketing. Management considers its operating results without the amortization expense of our acquired intangible assets when evaluating its non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its non-GAAP net loss and its adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Depreciation and amortization expense is included in the following cost and expense line items of our GAAP presentation: cost of revenue, research and development, sales and marketing, and general and administrative. Management considers its operating results without the depreciation and other amortization expense when evaluating its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less capital expenditures, including any advance payments made related to capital expenditures.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its adjusted EBITDA results without these charges when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without total interest expense when evaluating its non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its non-GAAP net loss and adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt, Management considers its non-GAAP net loss and its adjusted EBITDA results without this activity when evaluating its ongoing performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without other income (expense), net when evaluating its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Stock-based compensation is included in the following cost and expense line items of our GAAP presentation: cost of revenue, research and development, sales and marketing, and general and administrative.
Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management excludes stock-based compensation from our non-GAAP measures and adjusted EBITDA results for purposes of evaluating our continuing operating performance primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Revenue	$70,638	$82,649	$84,852	$85,026	$86,735	$97,717	$102,382	$102,518
Cost of revenue(1)	29,292	33,753	37,494	40,320	41,244	47,944	53,915	56,466
Gross profit	41,346	48,896	47,358	44,706	45,491	49,773	48,467	46,052
Operating expenses:
Research and development(1)	18,271	25,590	28,988	30,346	32,528	34,997	40,437	38,717
Sales and marketing(1)	22,568	34,765	34,872	36,334	39,288	42,151	41,480	46,760
General and administrative (1)	23,961	45,885	33,461	35,494	28,609	29,281	29,554	29,543
Total operating expenses	64,800	106,240	97,321	102,174	100,425	106,429	111,471	115,020
Loss from operations	(23,454)	(57,344)	(49,963)	(57,468)	(54,934)	(56,656)	(63,004)	(68,968)
Net gain on extinguishment of debt	—	—	—	—	—	—	—	54,391
Interest income	353	178	174	276	280	552	681	1,502
Interest expense	(410)	(452)	(661)	(1,436)	(1,555)	(1,593)	(1,622)	(1,530)
Other income (expense)	69	(697)	(64)	178	41	201	(279)	(1,673)
Loss before income taxes	(23,442)	(58,315)	(50,514)	(58,450)	(56,168)	(57,496)	(64,224)	(16,278)
Income tax expense (benefit)	336	(12,611)	169	(155)	30	25	40	159
Net loss	$(23,778)	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)
Net loss per share attributable to common stockholders, basic and diluted	$(0.22)	$(0.40)	$(0.44)	$(0.51)	$(0.48)	$(0.49)	$(0.54)	$(0.14)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	105,942	112,902	114,134	115,326	116,475	118,161	119,673	121,242
__________
(1)Includes stock-based compensation expense as follows:

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Cost of revenue	$929	$1,255	$1,186	$1,828	$1,897	$2,316	$2,946	$3,188
Research and development	4,371	7,017	7,958	8,634	14,752	15,675	18,589	13,889
Sales and marketing	3,194	5,275	5,008	5,631	9,121	11,399	10,094	10,184
General and administrative	3,648	16,134	16,686	17,333	10,866	10,198	8,393	7,717
Total	$12,142	$29,681	$30,838	$33,426	$36,636	$39,588	$40,022	$34,978

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Gross Profit								.
GAAP gross Profit	$41,346	$48,896	$47,358	$44,706	$45,491	$49,773	$48,467	$46,052
Stock-based compensation	929	1,255	1,186	1,828	1,897	2,316	2,946	3,188
Amortization of acquired intangible assets	—	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	42,275	52,626	51,019	49,009	49,863	54,564	53,888	51,715
GAAP gross margin	58.5%	59.2%	55.8%	52.6%	52.4%	50.9%	47.3%	44.9%
Non-GAAP gross margin	59.8%	63.7%	60.1%	57.6%	57.5%	55.8%	52.6%	50.4%

Research and development
GAAP research and development	18,271	25,590	28,988	30,346	32,528	34,997	40,437	38,717
Stock-based compensation	(4,371)	(7,017)	(7,958)	(8,634)	(14,752)	(15,675)	(18,589)	(13,889)
Non-GAAP research and development	13,900	18,573	21,030	21,712	17,776	19,322	21,848	24,828

Sales and marketing
GAAP sales and marketing	22,568	34,765	34,872	36,334	39,288	42,151	41,480	46,760
Stock-based compensation	(3,194)	(5,275)	(5,008)	(5,631)	(9,121)	(11,399)	(10,094)	(10,184)
Amortization of acquired intangible assets	—	(2,603)	(2,816)	(2,709)	(2,709)	(2,710)	(2,709)	(2,710)
Non-GAAP sales and marketing	19,374	26,887	27,048	27,994	27,458	28,042	28,677	33,866

General and administrative
GAAP general and administrative	23,961	45,885	33,461	35,494	28,609	29,281	29,554	29,543
Stock-based compensation	(3,648)	(16,134)	(16,686)	(17,333)	(10,866)	(10,198)	(8,393)	(7,717)
Acquisition-related expenses	(7,158)	(13,625)	(929)	(1,298)	(179)	(149)	(58)	(1,912)
Non-GAAP general and administrative	13,155	16,126	15,846	16,863	17,564	18,934	21,103	19,914

Operating loss
GAAP operating loss	(23,454)	(57,344)	(49,963)	(57,468)	(54,934)	(56,656)	(63,004)	(68,968)
Stock-based compensation	12,142	29,681	30,838	33,426	36,636	39,588	40,022	34,978
Amortization of acquired intangible assets	—	5,078	5,291	5,184	5,184	5,185	5,184	5,185
Acquisition-related expenses	7,158	13,625	929	1,298	179	149	58	1,912
Non-GAAP operating loss	(4,154)	(8,960)	(12,905)	(17,560)	(12,935)	(11,734)	(17,740)	(26,893)

Net loss
GAAP net loss	(23,778)	(45,704)	(50,683)	(58,295)	(56,198)	(57,521)	(64,264)	(16,437)
Stock-based compensation	12,142	29,681	30,838	33,426	36,636	39,588	40,022	34,978
Amortization of acquired intangible assets	—	5,078	5,291	5,184	5,184	5,185	5,184	5,185
Acquisition-related expenses	7,158	13,625	929	1,298	179	149	58	1,912
Acquisition-related tax benefit	—	(13,154)	—	—	—	—	—	—
Net gain on extinguishment of debt	—	—	—	—	—	—	—	(54,391)
Amortization of debt issuance costs	—	—	—	993	967	947	963	776
Non-GAAP net loss	$(4,478)	$(10,474)	$(13,625)	$(17,394)	$(13,232)	$(11,652)	$(18,037)	$(27,977)

GAAP net loss per common share—basic and diluted	$(0.22)	$(0.40)	$(0.44)	$(0.51)	$(0.48)	$(0.49)	$(0.54)	$(0.14)
Non-GAAP net loss per common share—basic and diluted	$(0.04)	$(0.09)	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)	$(0.23)
Weighted average basic common shares	105,942	112,902	114,134	115,326	116,475	118,161	119,673	121,242

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Adjusted EBITDA
GAAP net loss	$(23,778)	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)
Stock-based compensation	12,142	29,681	30,838	33,426	36,636	39,588	40,022	34,978
Depreciation and other amortization	4,967	5,568	6,491	7,000	7,489	8,228	9,975	10,860
Amortization of acquired intangible assets	—	5,078	5,291	5,184	5,184	5,185	5,184	5,185
Acquisition-related expenses	7,158	13,625	929	1,298	179	149	58	1,912
Acquisition-related tax benefit	—	(13,154)	—	—	—	—	—	—
Interest income	(353)	(178)	(174)	(276)	(280)	(552)	(681)	(1,502)
Interest expense	410	452	661	443	588	646	659	754
Amortization of debt discount and issuance costs	—	—	—	993	967	947	963	776
Net gain on extinguishment of debt	—	—	—	—	—	—	—	(54,391)
Other (income) expense, net	(69)	697	64	(178)	(41)	(201)	279	1,673
Income tax (benefit) expense	336	543	169	(155)	30	25	40	159
Adjusted EBITDA	$813	$(3,392)	$(6,414)	$(10,560)	$(5,446)	$(3,506)	$(7,765)	$(16,033)

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Revenue	$70,638	$82,649	$84,852	$85,026	$86,735	$97,717	$102,382	$102,518
Cost of revenue (1)(2)	28,363	30,023	33,833	36,017	36,872	43,153	48,494	50,803
Gross profit	42,275	52,626	51,019	49,009	49,863	54,564	53,888	51,715
Operating expenses:
Research and development(1)	13,900	18,573	21,030	21,712	17,776	19,322	21,848	24,828
Sales and marketing(1)(2)	19,374	26,887	27,048	27,994	27,458	28,042	28,677	33,866
General and administrative (1)(3)	13,155	16,126	15,846	16,863	17,564	18,934	21,103	19,914
Total operating expenses	46,429	61,586	63,924	66,569	62,798	66,298	71,628	78,608
Income (loss) from operations(1)(2)(3)	(4,154)	(8,960)	(12,905)	(17,560)	(12,935)	(11,734)	(17,740)	(26,893)
Interest income	353	178	174	276	280	552	681	1,502
Interest expense(4)	(410)	(452)	(661)	(443)	(588)	(646)	(659)	(754)
Other income (expense), net	69	(697)	(64)	178	41	201	(279)	(1,673)
Income (loss) before income tax expense (benefit)(5)	(4,142)	(9,931)	(13,456)	(17,549)	(13,202)	(11,627)	(17,997)	(27,818)
Income tax expense (benefit)(6)	336	543	169	(155)	30	25	40	159
Net income (loss)(1)(2)(3)(4)(5)(6)(7)	$(4,478)	$(10,474)	$(13,625)	$(17,394)	$(13,232)	$(11,652)	$(18,037)	$(27,977)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.04)	$(0.09)	$(0.12)	$(0.15)	$(0.11)	$(0.10)	$(0.15)	$(0.23)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	105,942	112,902	114,134	115,326	116,475	118,161	119,673	121,242
(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes acquisition-related and other expenses. See GAAP to Non-GAAP reconciliations.
(4) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(5) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.
(6) Excludes acquisition-related tax benefit. See GAAP to Non-GAAP reconciliations.
(7) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Assets
Current assets:
Cash and cash equivalents	$309,968	$62,900	$948,783	$687,986	$282,131	$166,068	$245,794	$62,510
Marketable securities	92,302	131,283	147,793	241,744	361,290	361,795	393,950	419,905
Accounts receivable, net	42,593	50,258	52,363	56,065	54,234	64,625	73,717	68,218
Prepaid expenses and other current assets	84,856	16,815	18,495	22,309	22,230	32,160	23,616	29,037
Total current assets	529,719	261,256	1,167,434	1,008,104	719,885	624,648	737,077	579,670
Property and equipment, net	83,498	95,979	98,608	116,471	147,729	166,961	174,550	173,950
Operating lease right-of-use assets, net	—	60,019	63,305	62,630	70,149	69,631	63,455	69,861
Goodwill	362	635,590	635,645	635,646	635,635	636,805	637,570	670,186
Intangible assets, net	2,792	121,742	116,379	113,215	107,905	102,596	97,287	93,978
Marketable securities, non-current	—	20,448	29,930	173,227	429,489	528,911	394,464	284,951
Other assets	15,147	24,917	26,993	27,578	28,142	29,468	30,020	60,199
Total assets	$631,518	$1,219,951	$2,138,294	$2,136,871	$2,138,934	$2,159,020	$2,134,423	$1,932,795
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,273	$9,150	$12,019	$10,202	$7,766	$9,257	$8,248	$10,011
Accrued expenses	38,559	34,334	36,320	28,609	36,063	36,112	49,902	49,943
Current portion of long term debt	6,060	—	—	—	—	—	—	—
Finance lease liabilities	—	11,033	10,910	14,773	18,675	21,125	26,766	28,088
Operating lease liabilities	—	19,895	20,011	19,713	20,007	20,271	18,688	19,243
Other current liabilities	9,555	19,677	19,036	29,735	24,758	45,107	36,569	33,705
Total current liabilities	66,447	94,089	98,296	103,032	107,269	131,872	140,173	140,990
Long-term debt, less current portion	26,007	—	930,291	931,385	932,305	933,205	934,121	703,375
Finance lease liabilities, noncurrent	—	14,707	13,648	19,685	24,659	22,293	28,867	26,479
Operating lease liabilities, noncurrent	—	44,890	47,505	47,177	54,066	55,114	52,334	60,657
Other long-term liabilities	3,944	4,400	3,520	6,502	5,056	2,583	2,205	7,556
Total liabilities	96,398	158,086	1,093,260	1,107,781	1,123,355	1,145,067	1,157,700	939,057
Stockholders’ equity:
Class A and Class B common stock	2	2	2	2	2	2	2	2
Additional paid-in capital	777,231	1,350,050	1,384,045	1,426,520	1,469,366	1,527,468	1,561,371	1,597,869
Accumulated other comprehensive income (loss)	124	6	(137)	(261)	(420)	(2,627)	(9,496)	(12,542)
Accumulated deficit	(242,237)	(288,193)	(338,876)	(397,171)	(453,369)	(510,890)	(575,154)	(591,591)
Total stockholders’ equity	535,120	1,061,865	1,045,034	1,029,090	1,015,579	1,013,953	976,723	993,738
Total liabilities and stockholders’ equity	$631,518	$1,219,951	$2,138,294	$2,136,871	$2,138,934	$2,159,020	$2,134,423	$1,932,795

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Cash flows from operating activities:
Net loss	$(23,778)	$(45,704)	$(50,683)	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,894	5,713	6,419	6,927	7,364	8,089	9,850	10,736
Amortization of acquired intangibles	73	4,933	5,363	5,257	5,309	5,309	5,309	5,309
Amortization of right-of-use assets and other	5,636	5,941	6,357	6,303	7,158	7,065	6,839	6,539
Amortization of debt issuance costs	20	161	332	937	966	950	964	775
Amortization of deferred contract costs	894	1,141	1,411	1,535	1,621	1,727	1,851	2,138
Stock-based compensation	12,142	29,681	30,838	33,426	36,636	39,588	40,022	34,978
Provision for doubtful accounts and credit losses	196	507	(420)	225	236	155	127	402
Interest paid on finance leases	(186)	(234)	(330)	(405)	(524)	(495)	(591)	(649)
(Gain) loss on disposal of property and equipment	(133)	786	27	—	(204)	(123)	268	586
Tax benefit related to release of valuation allowance	—	(12,950)	—	—	—	—	—	—
Amortization and accretion of discounts and premiums on investments	—	—	—	—	—	—	957	894
Net gain on extinguishment of debt	—	—	—	—	—	—	—	(54,391)
Other adjustments	480	448	64	749	683	729	128	(67)
Changes in operating assets and liabilities:
Accounts receivable	15,542	(2,595)	(1,685)	(3,927)	1,595	(10,546)	(9,219)	5,097
Prepaid expenses and other current assets	(1,795)	(1,772)	(1,680)	(3,814)	(8)	725	(2,111)	(2,701)
Other assets	(2,641)	(9,752)	(2,952)	(2,137)	(2,231)	(3,103)	(2,451)	(3,948)
Accounts payable	5,682	(2,987)	2,119	(1,957)	(1,815)	1,799	(2,492)	3,336
Accrued expenses	14,598	(4,232)	(755)	(3,080)	6,548	1,548	4,891	(3,729)
Operating lease liabilities	(4,439)	(5,412)	(6,365)	(6,491)	(6,879)	(6,712)	(6,557)	(6,280)
Other liabilities	15	5,178	1,071	7,733	(2,948)	2,908	3,289	732
Net cash provided by (used in) operating activities	27,200	(31,149)	(10,869)	(17,014)	(2,691)	(7,908)	(13,190)	(16,680)
Cash flows from investing activities:
Purchase of marketable securities	(148,174)	(64,698)	(64,331)	(269,537)	(443,701)	(150,586)	(148,193)	(207,286)
Sale of marketable securities	143,241	—	12,497	—	51,739	2,291	2,301	159,552
Maturities of marketable securities	38,817	5,001	25,503	31,750	15,600	45,232	240,547	127,333
Business acquisitions, net of cash acquired	—	(200,988)	—	—	—	(1,169)	(775)	(25,224)
Advance for purchase of property and equipment	—	—	—	—	—	—	—	(29,310)
Purchases of property and equipment	(11,361)	(5,126)	(8,079)	(2,934)	(20,254)	(3,549)	(4,664)	(4,151)
Proceeds from sale of property and equipment	150	425	—	—	291	297	—	241
Capitalized internal-use software	(1,901)	(2,049)	(989)	(1,691)	(7,619)	(3,180)	(3,810)	(4,926)
Purchases of intangible assets	—	—	—	(2,093)	1	—	—	—
Net cash provided by (used in) investing activities	20,772	(267,435)	(35,399)	(244,505)	(403,943)	(110,664)	85,406	16,229
Cash flows from financing activities:
Payments of costs related to follow-on public offering	(502)	—	—	—		—	—	—
Issuance of convertible note, net of issuance costs		—	930,775	—	—	—	—	—
Payments of debt issuance costs	—	—	(1,351)	—	—	—	—	—
Repayments of notes payable	—	(20,300)	—	—	—	—	—	—
Net Cash paid for debt extinguishment	—	—	—	—	—	—	—	(177,082)
Repayments of finance lease liabilities	(1,001)	(2,713)	(2,951)	(3,628)	(3,985)	(3,004)	(4,882)	(6,147)
Cash received for restricted stock sold in advance of vesting conditions	—	—	—	—	—	—	10,655	—
Cash paid for early sale of restricted shares	—	—	—	—	—	—	(3,498)	(3,539)
Proceeds from exercise of vested stock options	4,122	2,320	2,719	2,886	3,489	3,532	3,048	1,721
Proceeds from Employee Stock Purchase Plan	2,042	3,112	3,071	1,493	1,430	2,075	2,406	1,571
Net cash provided by (used in) financing activities	4,661	(17,581)	932,263	751	934	2,603	7,729	(183,476)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(83)	(10)	(112)	(29)	(242)	(94)	(219)	(100)
Net increase (decrease) in cash, cash equivalents, and restricted cash	52,550	(316,175)	885,883	(260,797)	(405,942)	(116,063)	79,726	(184,027)
Cash, cash equivalents, and restricted cash at beginning of period	327,505	380,055	63,880	949,763	688,966	283,024	166,961	246,687
Cash, cash equivalents, and restricted cash at end of period	$380,055	$63,880	$949,763	$688,966	$283,024	$166,961	$246,687	$62,660

Free Cash Flow
(in thousands, unaudited)

	Quarter ended
	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Cash flow provided by (used in) operations	$27,200	$(31,149)	$(10,869)	$(17,014)	$(2,691)	$(7,908)	$(13,190)	$(16,680)
Capital expenditures(1)	(14,113)	(9,463)	(12,019)	(8,253)	(31,567)	(9,436)	(13,356)	(14,983)
Advance payment for purchase of property and equipment(2)	—	—	—	—	—	—	—	(29,310)
Free Cash Flow	$13,087	$(40,612)	$(22,888)	$(25,267)	$(34,258)	$(17,344)	$(26,546)	$(60,973)
__________
(1)Capital Expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, and capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)Advance payments for purchase of property and equipment relate to prepayments made for our capital expenditures in advance of receiving the asset, as reflected in our statement of cash flows.